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                      BREVARD MERIDIAN LIMITED PARTNERSHIP

                          LIMITED PARNERSHIP AGREEMENT
                                      AND
                       CERTIFICATE OF LIMITED PARTNERSHIP

         THIS LIMITED PARTNERSHIP AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP is entered into effective as of the 1st day of October, 1987, by and among the undersigned persons designated as Gerneal Partners and Limited Partners, respectively.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, MERIDIAN NURSING CENTERS, INC., as General Partner and MICHAEL
J. BATZA, JR., EDWARD A. BURCHELL, EARL L. LINEHAN, ROGER C. LIPITZ, and ARNOLD
I. RICHMAN, as Class A Limited Partners, and MICHAEL J. BATZA, JR., EDWARD A. BURCHELL, EARL L. LINEHAN, ARNOLD I. RICHMAN, STANARD T. KLINEFELTER and PATRICIA K. BATZA, Trustees f/b/o Batza Children, STANARD T. KLINEFELTER and ROSEMARY L. BURCHELL, Trustees f/b/o Burchell Children, STANDARD T. KLINEFELTER and DARIELLE LINEHAN, Trustees f/b/o Linehan Children, STANDARD T. KLINEFELTER and BRENDA B. LIPITZ, Trustees f/b/o Lipitz Children and STANARD T. KLINEFELTER and ALISON L. RICHMAN, Trustees f/b/o Richman Children, as Class B Limited Partners, desire to join together and form a limited partnership pursuant to the Maryland Revised Limited Partnership Act for the purposes set forth hereinafter by executing and recording the Brevard Meridian Limited Partnership Agreement and Certificate of Limited Partnership; and

         WHEREAS, Stanard T. Klinefelter, in his capacity as trustee of the above-named trusts, warrants and represents that he has all necessary power and authority to bind the said trusts without necessity of signature by the other co-trustees named above.

         NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to establish the Partnership upon the following terms and conditions:

                                   ARTICLE I

                        Name and Purpose of Partnership
                        -------------------------------

         Section 1.1    Formation

         The undersigned desire to establish the Partnership as a limited partnership under the Maryland Revised Uniform Limited Partnership Act. Title 10 of the Corporations and Associations Article of the Annotated Code of Maryland.

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         Section 1.2     Name and Office

         The Partnership name shall be, and its business shall be conducted under the name and style of, BREVARD MERIDIAN LIMITED PARTNERSHIP (the "Partnership"). The principal office of the Partnership shall be 21 West Road, Towson, Maryland 21204. The General Partner may at any time change the location of such principal office and shall give due notice of any such change to the Limited Partners.

         Section 1.3     Purpose

         The primary purpose of the Partnership shall be the ownership and the operation of a nursing center in Brevard County, Florida (the "Project"), and the conduct of any business or activity which the General Partner determines to be necessary, incidental, desirable or convenient to carry out the Partnership's business purposes.

         Section 1.4     HUD Authorization

         In addition to the purposes of the Partnership as set forth herein, the Partnership shall be specifically empowered and authorized to (i) apply for and obtain from the Department of Housing and Urban Development (hereinafter referred to as "HUD") contracts of mortgage insurance, interest subsidiaries, and rent supplement payments pursuant to the National Housing Act, as amended,
Section 8 of the U.S. Housing Act of 1937, and (ii) enter into, with HUD, a Regulatory Agreement governing the operation and maintenance of the Project as set forth below. The Partnership, through its General Partner, shall have the right to apply for and obtain from the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner, a contract or contracts of mortgage insurance pursuant to the provisions of Section 232 or any other Section of the National Housing Act, as amended, covering bonds, notes, and other evidences of indebtedness issued by the Partnership and any indenture of mortgage of deed of trust securing the same. The Partnership is authorized to execute a note or notes, and a mortgage or mortgages (the term "mortgage" being hereby defined as to include "deed of trust") in order to secure a loan or loans to be insured by the Secretary of Housing and Urban Development and to execute one or more Regulatory Agreements and other documents required by the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner, in connection with such loan or loans. Any incoming partner shall, as a condition of receinving an interest in the Partnership, agree to be bound by the Regulatory Agreement and other documents required in connection with the loan insured under the National Housing

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Act, as amended, to the same extent and on the same terms as the other Partners of the same class. Upon any dissolution of the Partnership, no title or right to possession and control of the rental housing or nursing home project or projects, and no right to collect the rents therefrom shall pass to any person who is not bound by the Regulatory Agreement in a manner satisfactory to the Secretary of Housing and Urban Development while any mortgage or partnership property is insured under the National Housing Act, as amended. The General Partner is authorized and empowered, on behalf of the Partnership, to negotiate, obtain and comply with such amendments of the contract of mortgage insurance, mortgage, note, Regulatory Agreement, plans and specifications, and related documents as may be acceptable to the Federal Housing Administration. The aforesaid Regulatory Agreement shall be binding upon the Partnership, its successors and assigns, so long as a mortgage on the property of the Partnership, which is insured or held by HUD, is outstanding. The Partnership shall comply in every respect with the Regulatory Agreement and all applicable Federal, State and local statutes and regulations including without limitation the HUD regulations applicable to a partnership mortgagor. Any requirements imposed on the partnership mortgagor under the National Housing Act and Regulatory Agreement, if inconsistent with any provision on this Limited Partnership Agreement, shall be controlling and shall govern the rights and obligations of the parties hereto. It is further agreed that the General Partner shall be fully authorized to sign or act in any other appropriate manner, without limitation, including agreements, certificates, resolutions, etc., related in any way to the closing for any FHA financing of the Project. By the execution of this Limited Partnership Agreement, each Partner agrees to be bound by any Regulatory Agreements and other documents required in connection with the mortgage loans insured under the National Housing Act, as amended.



         Section 1.5     Applications, permits and approvals

         The Partnership is hereby authorized to make application for certificates of need, licenses, zoning and subdivision approvals, building permits and any other permits or approvals required under federal, state or local laws applicable to the Project to authorize the acquisition, construction and operation of the Project. Any and all acts taken on behalf of the Partnership in furtherance of obtaining such approvals are hereby ratified, confirmed and approved.


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                                   ARTICLE II
                                   ----------

                               Partners' Capital

         Section 2.1     General Partner

         The General Partner shall contribute to the Partnership as its capital contribution the amount set forth on Schedule I.

         Section 2.2     Limited Partners

         The Limited Partners shall each contribute to the Partnership as their capital contributions the amounts set forth on Schedule I.

         Section 2.3     Partnership Capital

         The capital of the Partnership shall be the amounts contributed by the General Partner and Limited Partners.

         Section 2.4     Interest on Capital

         No interest shall be paid on any capital contribution to the Partnership.

         Section 2.5     Withdrawal of Capital

         No Limited Partner shall have the right to withdraw his capital contributed to the Partnership until the Partnership is dissolved and terminated or until the Limited Partners shall withdraw from the Partnership and no longer be a Limited Partner as provided herein. No Limited Partner shall have any right to receive any funds or property of the Partnership except as may be specifically provided in this Agreement.

         Section 2.6     Loan by Partners

         If any Partner shall loan any monies to the Partnership, the amount of any such loan shall not be an increase in his share of the distributions of the Partnership; but the amount of any such loan shall be an obligation of the Partnership to such Partner, and shall be repaid with interest and on such terms as the General Partner shall determine.

         Section 2.7     Liability of Limited Partners

         No Limited Partner shall be personally liable for any liabilities, contracts, or obligations of the Partnership. A Limited Partner's liability is

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limited to the amount of capital contributions made or required to be made by any such Limited Partner pursuant to this Agreement. After his capital contributions have been made no Limited Partner shall be required to make any further capital contributions or lend any funds to the Partnership except as otherwise required by Section 6.5B hereof or by the Revised Uniform Limited Partnership Act of the State of Maryland. The General Partner shall not have any personal liability for the repayment of the capital contribution of any Limited Partner.

         Section 2.8     Extraordinary Contributions

         If the Partnership has at any time a liability arising out of a tort or a liability which is not customarily incurred by the Partnership in the ordinary course of the Partnership's business and which cannot be satisfied from Net Cash Flow or net proceeds from a Capital Transaction, such liability shall be solely the liability of the General Partner to the extent the assets of the Partnership are insufficient to pay such liability. In such cases, the General Partner shall make an Extraordinary Contribution to the Partnership, as soon as practicable, in an amount sufficient to satisfy such liability. Notwithstanding the provisions of Article VI, all losses of the Partnership which are funded by Extraordinary Contributions shall be allocated to the General Partners.

                                  ARTICLE III
                                  -----------

                  Rights, Powers and Duties of General Partner
                  --------------------------------------------

         Section 3.1     Authorized Acts

         Subject to the provisions of this Agreement, the General Partner for, in the name and on behalf of the Partnership is hereby authorized:

            (i) To acquire by purchase, lease or otherwise any interest in real or personal property or in any other partnership, corporation or other business entity which may be necessary, convenient or incidental to the accomplishment of the purposes of the Partnership.

            (ii) To construct, rehabilitate, demolish, rebuild, repair, operate, maintain, finance and improve, and to own, sell, convey, assign, mortgage or lease any or all of the real estate and any personal property necessary, convenient or incidental to the accomplishment of the purposes of the Partnership.

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            (iii) To borrow money and issue evidences of indebtendness in furtherance of any or all of the purposes of the Partnership, and to secure the same by mortgage, pledge or other lien any assets of the Partnership.

            (iv) To prepay in whole or in part, refinance, recast, increase, modify or extend any mortgages affecting the assets of the Partnership and in connection therewith to execute any extensions, renewals or modifications of any such mortgages on the assets of the Partnership.

            (v) To employ a management company, including a company owned wholly or partially by any one or more affiliated persons, or who is a General Partner or an affiliate of a General Partner, to manage the assets of the Partnership and to pay reasonable compensation for such services, provided the General Partners (if more than one) shall act unanimously in connection therewith.

            (vi) To execute any note, mortgage and/or loan agreement in order to secure a loan to the Partnership.

            (vii) To enter into any kind of activity and to perform and carry out contracts of any kind necessary to or in connection with, or incidental to the accomplishment of the purposes of the Partnership, so long as said activities and contracts may be lawfully carried on or performed by a partnership under the laws of the State of Maryland.

         Section 3.2       Management of Partnership Business

         The business and affairs of the Partnership shall be managed by the General partner who shall devote such of its time and services as the General Partner in its absolute discretion deems necessary. To the extent permitted by the applicable law of the State of Maryland, the General Partner shall possess and enjoy all the rights and powers of partners in a partnership without limited partners. Each of the Partners hereby agrees that any Partner may engage in and/or possess an interest in other business ventures of every nature and description, independently or with others, including, but not limited to, the ownership, financing, leasing, operation, management and development of real property. The General Partner shall be reimbursed by the partnership for all expenses incurred by it in connection with the business of the Partnership.


                                      -6-

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         Section 3.3     Business Control

         No Limiited Parner shall participate in or have any control over the Partnership business. The Limited Partners hereby consent to the exercise by the General Partner of the powers conferred on it by this Agreement and to the employment, when and if in the discretion of the General Partner the same is deemed necessry or advisable, of such brokers, agents or attorneys as the General Partner may determine (notwithstanding that any parties to this Agreement may have an interest in, or be one of, such brokers, agents or attorneys). No Limited Partner shall have any authority or right to act for or bind the Partnership.

         Section 3.4     Transfer or Withdrawal by General Partner

         (a) A General Partner may not withdraw from the Partnership or sell, transfer or assign his interest as General Partner without the prior consent of a majority in interest of the Limited Partners and then only upon compliance with the provisions in Section 3.4(c).

         (b) In the event that a General Partner withdraws from the Partnership or sells, transfers or assigns his entire interest pursuant to Section 3.4(a), he shall be and shall remain liable for all obligations and liabilities incurred by him as General Partner before such withdrawal, sale, transfer or assignment shall have become effective, but shall be free of any obligation or liability incurred on account of the activities of the Partnership from and after the time of such withdrawal, sale, transfer or assignment shall have become effective.

         (c) A General Partner may withdraw from the Partnership pursuant to
Section 3.4(a) only upon meeting the following further requirements:

            (i) the accountants for the Partnership shall deliver to the Partnership their opinion that any substitute General Partner(s) has
         (have) sufficient net worth and meet(s) all other published requirements of the Internal Revenue Service necessary to assure that the Partnership will continue to be classified as a partnership for federal income tax purposes;


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            (ii) counsel for the Partnership shall have rendered an opinion that the withdrawal of the General Partner is in conformity with the Revised Uniform Limited Partnership Act of the State of Maryland and that none of the actions taken in connection with such withdrawal will cause the termination of dissolution of the Partnership or will cause it to be classified other than as a partnership for federal income tax purposes; and

            (iii) admission of a substitute General Partner who satisfies the requirements of Section 3.5.

         (d) The General Partner may at any time designate additional persons to be General Partners, whose interest in the Partnership shall be such as agreed upon by the General Partner and such Additional General Partner, provided that the interest of the Limited Partners shall not be affected thereby. Such additional Persons shall become successor or Additional General Partners only upon meeting the conditions provided in Section 3.5.

         Section 3.5     Admission of a Successor or Additional General Partner

         A person shall be admitted as a General Partner of the Partnership only if the following terms and conditions are satisfied:

         (a) The admission of such persons shall have been consented to by the General Partner and by such number of Limited Partners as are then required under the Revised Uniform Limited Partnership Act of the State of Maryland to consent to ratify admission of a General Partner, but in any event such admission shall have been consented to by not less than a majority in interest of the Limited Partners (including both Class A and Class B Limited Partners);

         (b) The successor and additional person shall have accepted and agreed to be bound by all the terms and provisions of this Agreement, by executing such documents or instruments that may be required or appropriate to effect the admission of such person as a General Partner and such documents shall have been filed for recordation and all other actions required in connection with such admission shall have been performed;

         (c) If a successor or additional person is a corporation, it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of its authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and


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         (d) Counsel for the Partnership shall render an opinion that the admission of the successor or additional Person is in conformity with the Revised Uniform Limited Partnership Act of the State of Maryland and that none of the actions taken in connection with the admission of the successor Person will cause the termination or dissolution of the Partnership or will impair the limited liability of the Limited Partners, or will cause it to be classified other than as a partnership for federal income tax purposes under the rules and regulations of the Internal Revenue Service promulgated at that time.

         Section 3.6   Liability of General Partner to Limited Partners

         The General Partner shall not be liable, responsible or accountable in damages or otherwise to any Limited Partner for any act performed by it within the scope of the authority conferred on it by this Agreement, except for acts of malfeasance or gross negligence.

         Section 3.7   Indemnification

         The partnership shall indemnify and save harmless the General Partner against any claims or liability incurred by it provided that the acts or omissions giving rise to such claims or liabilities were performed in good faith in the belief that it was acting within the scope of its authority under this Agreement. Nothing contained in this paragraph shall be construed as imposing any liability on any Limited Partner.

                                   ARTICLE IV

         Section 4.1   Term and Dissolution

         The Partnership shall continue in full force and effect until December 31, 2036 (or as otherwise provided by law), except that the Partnership shall be dissolved prior to such date upon the happening of any of the following events:

         (a) The sale or other disposition of all or substantially all the assets of the Partnership; or

         (b) The death, insanity, bankruptcy or retirement of a General Partner if no General Partner remains or none of the remaining General Partners (if any) elects to continue the Partnership; or

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         (c) The election to dissolve the Partnership made in writing by the
Partners whose total percentage of Partnership interests represent at least 79.2% of the percentage interests of all of the Partners.

         The term of the Partnership may not be extended, without the prior written approval of all Partners.

                                    ARTICLE V

                  Transferability of Limited Partner Interests

         Section 5.1   Withdrawal or Retirement

         No class A or Class B Limited Partner may withdraw or retire from the Partnership, or receive a return of his or its contributions, without the consent of the General Partner; provided, however, that a Class B limited partnership interest which is held by a family trust as permitted by Section 5.2 shall not be bound by this provision.

         Section 5.2   Assignability by Limited Partners

         (a) No Class A or Class B Limited Partner may assign or dispose of his or its interest without first (i) offering the Partnership an opportunity to purchase such interest upon the identical terms to be offered to any other proposed assignor, purchaser or other transferee, and (ii) obtaining the prior written consent of the General Partner, except that any Limited Partner may transfer or dispose of all or any part of his Partnership Interest during his lifetime for value or as a gift or by inter vivos trust, or, otherwise, to or for the benefit of his immediate family. "Immediate family" is hereby defined to mean such Partner's spouse, children, grandchildren, sisters, brothers, father, mother, father-in-law or mother-in-law. The transferee of such a Partnership interest including a beneficial holder for a transferee, shall hold the interest as a Class B Limited Partner subject to all of the terms and provisions of this Agreement. Notwithstanding the first sentence of this subsection 5.2(a), a Class B Limited Partner which is a family trust may sell, assign, or transfer his or its interest without restriction, provided that the transferee shall be bound by all the terms and conditions of this Agreement, including any amendment hereto.

         (b) Notwithstanding Paragraph (a), an individual Class A or Class B Limited Partner may, by written instrument designate any person (including a corporate trustee) to become the assignee of all of his interest, as a Limited Partner.

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immediately upon his death. Such an assignee if he shall then be living, shall become a Substitute Class A or Class B Limited Partner immediately upon the assignor's death without requirement of any action on the part of the legal representative of the assignor Partner; and such legal representative and the estate of such deceased Partner shall have no interest whatsoever in the Partnership; provided, however, that the estate of the deceased Partner shall remain liable for the liabilities of the deceased Partner to the Partnership. Any such designation must be filed with the General Partner during such Partner's lifetime. Such designation may be revoked from time to time and a new such designation made and filed with the General Partner. The Partnership need not recognize such designated assignee as a Substitute Class A or Class B Limited Partner until (i) duly notified in writing of the death of the assignor Partner and (ii) furnished with a legal opinion acceptable to the General Partner to the effect that such designation is valid under the applicable laws of testate and intestate succession.

         Section 5.3   Amended Agreement and Certificate

         Any transfer or change of any Partner's interest in the Partnership must be reflected in an appropriate amendment to the Partnership Agreement and Certificate of Limited Partnership.

                                   ARTICLE VI

                    Allocations and Distributions to Partners

         Section 6.1 Allocation of Net Income and Net Losses and Cash Distributions from Normal Operations.

         (a) For purposes of this Agreement, the "net income" and "net losses" shall mean the taxable income and losses as determined in accordance with the accounting methods followed by the Partnership for Federal income tax purposes but before deducting any allowance for depreciation or "recovery" of the cost of the property and assets of the Partnership. Net income or net losses shall not include any gain or loss realized by the Partnership from a "Capital Transaction" as defined in Section 6.3.

         (b) For purposes of this Agreement and federal and state income tax purposes, all net income and net losses of the Partnership for each calendar year or fraction of a calendar year shall be allocated and credited or charged as the case may be, as follows;

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                  (1) An amount of net income up to the sum of (A) the amount by which all mortgages on the Project and any other indebtedness of the Partnership have been amortized (i.e. principal repaid) during each year (other than repayments thereof out of the proceeds from a Capital Transaction) and (B) the amount credited to any replacement or reserve account during each year shall be allocated and credited to the capital accounts of the General Partner and Class A Limited Partners.

                  (2) The balance of the net income for each year shall be allocated and credited to the capital accounts of all of the Partners.

                  (3) Net losses for any year shall be allocated and charged to the capital accounts of all the Partners.

                  (4) The amount of the depreciation or "recovery" of the costs of all Partnership property and assets shall be charged to the capital accounts of the General Partner and Class A Limited Partners.

         (c) For all purposes of this Agreement, the amount of any item to be credited or charged to the capital accounts of, or the amount of any item to be distributed to, the General Partners or any class of Limited Partners or all of the Partners, or any grouping of Partners as the case may be, shall be credited, charged or distributed, as the case may be, in proportion to the respective Partnership Interests of such Partners, as shown on Schedule I.

         (d) For all purposes of this Agreement, in the event of the transfer of all or any part of a Partnership Interest (in accordance with the provisions of this Agreement) at any time other than the end of a Partnership accounting year, the distributive share of the net income and net losses and depreciation of the Partnership in respect of the Partnership interest so transferred shall be allocated between the transferor and the transferree in the same ratio as the number of days in such Partnership accounting year before and after such transfer, except that the provisions of this sentence shall not be applicable to a gain or loss arising from a Capital Transaction, Gain or loss from any such Capital Transaction shall be allocated on the basis of Partnership interests on the date the gain is realized or the loss incurred, as the case may be.

         Section 6.2   Distribution of Net Cash Flow

         (a) For all purposes of this Agreement, the term "Net cash Flow" for any calendar year of fraction of a calendar year, shall mean the excess, if any, of (1) the sum of (A) the

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net income of the Partnership for such calendar year or fraction thereof, plus
(b) any funds previously net aside as reserves by the General Partner to the extent that it no longer reasonably regards such reserves as necessary in the efficient control of the Partnership business, over (2) the sum of (A) all amounts payable in such calendar year or fraction thereof on account of the amortization (i.e., principal payments) of any debts of the Partnership (including, without limitation loans secured by mortgages on the Project) other than repayments out of the proceeds of any Capital Transaction (as defined in Section 6.3), plus (B) the amount of any funds set aside as reserves or used for capital expenditures by the General Partner plus (C) any other cash expenditures which have not been deducted in determining net income of the Partnership.

         (b) Net Cash Flow shall not include the net proceeds from any Capital Transaction.

         (c) The Net Cash Flow of the Partnership for each calendar year or fraction thereof shall be distributed to the Partners in proportion to their respective Partnership Interests as shown on Schedule I.

         Section 6.3   Distribution of Proceeds from a Capital Transaction

         Except as may be required by Section 6.6, the net proceeds resulting from the refinancing, sale, exchange, condemnation, casualty, or other disposition of any of the Partnership's assets or property (a "Capital Transaction") shall be distributed and applied in the following order of priority:

         (a) to the payment of debts and liabilities of the Partnership (including all expenses of the Partnership incident to any such sale or refinancing of the Partnership assets being sold or refinanced) other than loans or other debts and liabilities of the Partnership to Partners;

         (b) to the setting up of any reserves which the General Partner, or the liquidator if the Partnership is being dissolved, deems reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the
Partnership:

         (c) to the repayment of any unrepaid loans theretofore made by the Partners to the Partnership and to the payment of any unpaid amounts owing to the General Partner under this Agreement;

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

         (d) to the Partners in the aggregate amount of their Capital Contributions reduced by all prior distributions made to them pursuant to this paragraph (d); and

         (e) the remainder of such proceeds, to the Partners in proportion to their respective Partnership Interests, as shown on Schedule I.

         Section 6.4 Allocation of Gains and Losses from a Capital Transaction. All gains and losses from a Capital Transaction shall be allocated in the following manner:

         A.       All gains shall be allocated as follows:

                  (i) First, gains shall be allocated among the Partners with negative balances in their Capital Accounts in proportion to such balances until the Capital Account of each Partner is increased to zero;

                  (ii) Second, to each Partner who has received or will receive a distribution out of the proceeds of such Capital Transaction pursuant to Section 6.3(d), an amount of gain equal to the excess of the distribution over the positive balances in the Capital Accounts of the Partners (determined after the allocation in this Section 6.4.A(i)), in proportion to the respective amounts of such excess; and

                  (iii) Third, gain in excess of amounts allocated under subsections (i) and (ii) above shall be allocated to the Partners in accordance with their Partnership Interests as set forth on Schedule I.

         B.       All losses shall be allocated as follows:

                  (i) First, an amount of loss equal to the amount by which the aggregate amount of the Capital Accounts for all Partners exceeds the total capital contributions of all Partners shall be allocated in the ratio that each Partner's individual excess balance in his Capital Account bears to the aggregate excess balances of all Partners;

                  (ii) Second, the remainder of the loss shall be allocated among the Partners with positive Capital Accounts, after giving effect to allocations under Section 6.4B (i), by allocating an amount of loss to each such Partner which bears the same ratio to the total loss to be allocated under this
Section 6.4B (ii) as the positive Capital Account of such Partner bears to the sum of the positive Capital Accounts of all Partners; and

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

                  (iii) Third, the amount of loss that remains after the allocations under the preceding subsections (i) and (ii) shall be allocated to the Partners in accordance with their respective Partnership Interests as set forth on Schedule I.

         C. Any portion of the gains treated as ordinary income for Federal income tax purposes under Sections 1245 or 1250 of the Code ("Recapture Amount") shall be allocated among the General Partner and Class A Limited Partners in proportion to their respective Partnership interests.

         Section 6.5   Capital Accounts

         A. A separate Capital Account shall be maintained and adjusted for each Partner. There shall be credited to each Partner's Capital Account the amount of his Capital Contribution and such Partner's distributive share of the profits for tax purposes of the Partnership; and there shall be charged against each Partner's Capital Account the amount of all net cash flow distributed to such Partner, the net proceeds resulting from the liquidation of the Partnership's assets or from any sale or refinancing of a Project distributed to such Partner, and such Partner's distributive share of the losses for tax purposes of the Partnership. Otherwise, each Partner's Capital Account shall be determined, maintained and adjusted in accordance with the Treasury Regulations issued pursuant to Section 704(b) of the Code; and; in particular, the capital account provisions of Treasury Regulation Section 1.704-1(b) (2) (iv). In the event of any transfer of an interest in the Partnership, the transferee shall succeed to the capital account of the transferor in respect of the interest transferred.

         B. In the event that a Partner's Interest in the Partnership is liquidated within the meaning of Treasury Regulation Section 1.704(b) (2) (ii)
(g) and if, following the liquidation, such Partner has a deficit balance in its Capital Account after giving effect to all Capital Account adjustments through the Partnership's taxable year in which such liquidation occurs (other than adjustments made pursuant to this Section 6.5.B), then such Partner shall be unconditionally obligated to contribute to the capital of the Partnership, by the end of the Partnership's taxable year during which such liquidation occurs or, if later, within ninety (90) days after the date of liquidation, an amount equal to the deficit balance in his Capital Account, which amount shall be paid to creditors of the Partnership or distributed to other Partners in accordance with their positive Capital Account balances and the provisions of Section 6.6 of this Agreement.

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         Section 6.6   Liquidation Proceeds

         It is the intent of the Partners that, upon liquidation of the Partnership, any liquidation proceeds available for distribution to the Partners be distributed in accordance with the Partner's respective Capital Account balances and the Partners believe that distributions under Section 6.3 will effectuate such intent.

         Section 6.7   Political Contributions

         All political contributions made by the Partnership shall be deemed to be made solely from the individual Limited Partners. No benefit is intended to inure in any way to the General Partner or any related trust. Further, the benefits of political deductions shall be allocated ratably for all Limited Partners regardless of their respective ownership.

                                   ARTICLE VII

               Books and Records; Accounting, Tax Elections, etc.

         Section 7.1   Books and Records

         The books and records of the Partnership shall be maintained by the General Partner and shall be available for examination by and Partner, or his duly authorized representatives, during regular business hours. The Partnership may provide such financial or other statements to the Partners as the General Partner is its discretion deems advisable.

         Section 7.2   Bank Accounts

         The bank accounts of the Partnership shall be maintained in such banking institutions as the General Partner shall determine, and withdrawals shall be made on such signature(s) as the General Partner may determine.

         Section 7.3   Tax Returns; Elections

         As soon as practicable after the end of each calendar year, the General Partner shall mail to each Partner sufficient information with respect to the Partnership necessary for the preparation of such Partner's Federal income tax return.

         Section 7.4   Fiscal Year; Method of Accounting.

         The determination of the fiscal year and the method of accounting to be used in keeping the books of the Partnership shall be made by the General Partner.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         Section 8.1   Notices

         Any and all notices called for under this Agreement shall be deemed adequately given only if in writing and delivered in person, or sent by registered or certified mail, postage prepaid, to the party or parties for whom such notices are intended.

         All such notices sent by registered or certified mail, in order to be effective, shall be addressed to the following addresses, or such other address as may be indicated by each Partner:

Name                                    Address
----                                    -------

Meridian Nursing Centers, Inc.          21 West Road
                                        Towson, Maryland 21204

Michael J. Batza, Jr.                   520 East Seminary Avenue
                                        Towson, Maryland 21204

Edward A. Burchell                      3808 Duddington Way
                                        Phoenix, Maryland 21131

Earl L. Linehan                         1006 Winding Way
                                        Baltimore, Maryland 21210

Roger C. Lipitz                         3607 Anton Farms Road
                                        Baltimore, Maryland 21208

Arnold I. Richman                       6800 Westbrook Road
                                        Baltimore, Maryland 21215

Stanard T. Klinefelter                  36 South Charles Street
                                        Baltimore, Maryland 21201

Any other Trustee                       c/o Stanard T. Klinefelter
                                        36 South Charles Street
                                        Baltimore, Maryland 21201

         Section 8.2   Binding Provisions

         The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

         Section 8.3   Separability of Provisions

         Each provision of this Agreement shall be considered separable and if for any reasons any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provisions of this Agreement.

         Section 8.4   Paragraph Titles

         Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

         Section 8.5   Amendments

         This Agreement may be amended in any respect only by the unanimous written consent of the Partners.

         Section 8.6   Resident Agent

         The Resident agent shall be Meridian Nursing Centers, Inc., 21 West Road, Towson, Maryland 21204.

         WITNESS the execution hereof under seal as of the day and year first above written.


GENERAL PARTNER:                        CLASS A LIMITED PARTNERS
MERIDIAN NURSING CENTERS, INC.

By: /s/ Arnold I. Richman,              /s/   Michael  J. Batza, Jr.
    ---------------------               ----------------------------------------
    Arnold I. Richman,                  Michael J. Batza, Jr.
    Chairman
                                        /s/  Edward A. Burchell
                                        ----------------------------------------
                                        Edward A. Burchell

                                        /s/ Earl L. Linehan
                                        ----------------------------------------
                                        Earl L. Linehan

                                        /s/ Roger C. Lipitz
                                        ----------------------------------------
                                        Roger C. Lipitz

                                        /s/  Arnold I. Richman
                                        ----------------------------------------
                                        Arnold I. Richman

                                        CLASS B LIMITED PARTNERS:

                                        /s/ Michael  J. Batza, Jr.
                                        ----------------------------------------
                                        Michael  J. Batza, Jr.

                                        /s/ Edward A. Burchell
                                        ----------------------------------------
                                        Edward A. Burchell

                                        /s/ Earl L. Linehan
                                        ----------------------------------------
                                        Earl L. Linehan

                                        /s/ Arnold T. Richman
                                        ----------------------------------------
                                        Arnold T. Richman

                                        /s/ Stanard T. Klinefelter,
                                        ----------------------------------------
                                        Stanard T. Klinefelter,
                                        Trustee under a Trust
                                        Agreement dated June 11, 1986
                                        f/b/o Batza Children

                                        /s/ Stanard T. Klinefelter,
                                        ----------------------------------------
                                        Stanard T. Klinefelter,
                                        Trustee under a Trust
                                        Agreement dated June 4, 1986
                                        f/b/o Burchell Children

                                        /s/ Stanard T. Klinefelter,
                                        ----------------------------------------
                                        Stanard T. Klinefelter,
                                        Trustee under a Trust
                                        Agreement dated November 21, 1986
                                        f/b/o Linehan Children

                                        /s/ Stanard T. Klinefelter,
                                        ----------------------------------------
                                        Stanard T. Klinefelter,
                                        Trustee under a Trust
                                        Agreement dated December 19, 1986
                                        f/b/o Lipitz Children

                                        /s/ Stanard T. Klinefelter,
                                        ----------------------------------------
                                        Stanard T. Klinefelter,
                                        Trustee under a Trust
                                        Agreement dated August 1, 1986
                                        f/b/o Richman Children

                      BREVARD MERIDIAN LIMITED PARTNERSHIP

                                   SCHEDULE I

                                                                                      Capital      Partnership
Partner                                              Status                        Contributions    Interests
-------                                              ------                        -------------   -----------
Meridian Nursing Centers, Inc.                  General Partner                       $    100          1%

Michael J. Batza, Jr.                           Class A Limited Partner               $     50        9.9%

Edward A. Burchell                              Class A Limited Partner               $     50        9.9%

Earl L. Linehan                                 Class A Limited Partner               $     50        9.9%

Roger C. Lipitz                                 Class A Limited Partner               $     50        9.9%

Arnold I. Richman                               Class A Limited Partner               $     50        9.9%

Michael J. Batza, Jr.                           Class B Limited Partner               $     10        3.9%

Edward A. Burchell                              Class B Limited Partner               $     10       1.98%

Earl L. Linehan                                 Class B Limited Partner               $     10        3.9%

Arnold I. Richman                               Class B Limited Partner               $     10       4.95%

Stanard T. Klinefelter                          Class B Limited Partner               $     10        6.0%
and Patricia K. Batza,
Trustees f/b/o
Batza Children

Stanard T. Klinefelter                          Class B Limited Partner               $     10       7.92%
and Rosemary L. Burchell,
Trustees f/b/o
Burchell Children

Stanard T. Klinefelter and                      Class B Limited Partner               $     10        6.0%
Darielle Linehan, Trustees f/b/o
Linehan Children

Stanard T. Klinefelter and                      Class B Limited Partner               $     10        9.9%
Brenda B. Lipitz, Trustees f/b/o
Lipitz Children

Stanard T. Klinefelter and                      Class B Limited Partner               $     10       4.95%
Alison L. Richman,
Trustees f/b/o
Richman Children
                                                                                      --------     ------
                                                    TOTAL                             $    440     100.00

STATE OF MARYLAND, COUNTY OF HURFORD, ss.

         Before me, the undersigned Notary Public in and for the County of Harford, State of Maryland, personally appeared Arnold I. Richman, who acknowledged himself to be the Chairman of Meridian Nursing Centers, Inc., a corporation, and that he, as such Chairman, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation.

         WITNESS my hand and notarial seal this 17 day of November, 1987.


                                          /s/ XXXXXXXXXXXXXXXXXXXX
                                          ------------------------------
                                        Notary Public
                                        My Commission Expires: 7/1/90

STATE OF MARYLAND, COUNTY OF HURFORD, ss.

         Before me, the undersigned Notary Public in and for the County of Harford, State of Maryland, personally appeared Michael J. Batza, Jr., in his individual capacity as a Class A and Class B Limited Partner, and, being duly sworn, acknowledged the execution of the foregoing instrument in such capacity.

         WITNESS my hand and notarial seal this 17th day of November, 1987.


                                          /s/ XXXXXXXXXXXXXXXXXXXXXX
                                          ------------------------------
                                        Notary Public
                                        My Commission Expires: 7/1/90

STATE OF MARYLAND, COUNTY OF HURFORD, ss.

         Before me, the undersigned Notary Public in and for the County of Harford, State of Maryland, personally appeared Edward A. Burchell, in his individual capacity as a Class A and Class B Limited Partner, and, being duly sworn, acknowledged the execution of the foregoing instrument in such capacity.

         WITNESS my hand and notarial seal this 17th day of November, 1987.


                                          /s/ XXXXXXXXXXXXXXXXXXXXXX
                                          ------------------------------
                                        Notary Public
                                        My Commission Expires: 7/1/90

STATE OF MARYLAND, COUNTY OF HURFORD, ss.

         Before me, the undersigned Notary Public in and for the County of Harford, State of Maryland, personally appeared Earl L. Linehan, in his individual capacity as a Class A and Class B Limited Partner, and, being duly sworn, acknowledged the execution of the foregoing instrument in such capacity.

         WITNESS my hand and notarial seal this 17th day of November, 1987.


                                          /s/ XXXXXXXXXXXXXXXXXXXXXX
                                          ------------------------------
                                        Notary Public
                                        My Commission Expires: 7/1/90

STATE OF MARYLAND, COUNTY OF HURFORD, ss.

         Before me, the undersigned Notary Public in and for the County of Harford, State of Maryland, personally appeared Roger C. Lipitz, in his individual capacity as a Class A Limited Partner, and, being duly sworn, acknowledged the execution of the foregoing instrument in such capacity.

         WITNESS my hand and notarial seal this 17th day of November, 1987.


                                          /s/ XXXXXXXXXXXXXXXXXXXXXX
                                          ------------------------------
                                        Notary Public
                                        My Commission Expires: 7/1/90

STATE OF MARYLAND, COUNTY OF Hurford, ss.

         Before me, the undersigned Notary Public in and for the County of Harford, State of Maryland, personally appeared Arnold I. Richman, in his individual capacity as a Class A and Class B Limited Partner, and, being duly sworn, acknowledged the execution of the foregoing instrument in such capacity.

         WITNESS my hand and notarial seal this 17th day of November, 1987.


                                          /s/ XXXXXXXXXXXXXXXXXXXXXX
                                          ------------------------------
                                        Notary Public
                                        My Commission Expires: 7/1/90

STATE OF MARYLAND, CITY OF BALTIMORE, ss.

         Before me, the undersigned Notary Public in and for the City of Baltimore, State of Maryland, personally appeared Stanard T. Klinefelter, in his capacity as Trustee f/b/o Batza Children, as Trustee f/b/o Burchell Children, as Trustee f/b/o Linehan Children, as Trustee f/b/o Lipitz Children and as Trustees f/b/o Richman Children, in each instance as a Class B Limited Partner, and, being duly sworn, acknowledged the execution of the foregoing instrument in such capacity.

         WITNESS my hand and notarial seal this 20th day of November, 1987.


                                          /s/ XXXXXXXXXXXXXXXXXXXXXX
                                          ------------------------------
                                        Notary Public
                                        My Commission Expires: 7-1-90

                      BREVARD MERIDIAN LIMITED PARTNERSHIP

                             THIRD AMENDMENT TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       AND
                       CERTIFICATE OF LIMITED PARTNERSHIP

         THIS THIRD AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP is entered into effective as of the ____ day of January, 1992, by and among the undersigned persons designated as General Partners and Limited Partners, respectively.

                              W I T N E S S E T H:

         WHEREAS, MERIDIAN HEALTHCARE, INC. (formerly known as Meridian Nursing Centers, Inc.) as General Partner and MICHAEL J. BATZA, JR., EDWARD A. BURCHELL, JR., EARL L. LINEHAN, ROGER C. LIPITZ, ARNOLD I. RICHMAN and MNC ASSOCIATES '87 LIMITED PARTNERSHIP, as Class A Limited Partners, and MICHAEL J. BATZA, JR., EDWARD A. BURCHELL, JR., EARL L. LINEHAN, ARNOLD I. RICHMAN, STANARD T. KLINEFELTER and PATRICIA K. BATZA, Trustees f/b/o Batza Children, STANARD T. KLINEFELTER and ROSEMARY L. BURCHELL, Trustees f/b/o Burchell Children, STANARD
T. KLINEFELTER and DARIELLE LINEHAN, Trustees f/b/o Linehan Children, STANARD T. KLINEFELTER and BRENDA B. LIPITZ, Trustees f/b/o Lipitz Children and STANARD T. KLINEFELTER and ALISON L. RICHMAN, Trustees f/b/o Richman Children, as Class B Limited Partners, joined together to form a limited partnership known as Brevard Meridian Limited Partnership (the "Partnership") dated as of October 1, 1987 the certificate and agreement of which were recorded among the Maryland State Department of Assessments and Taxation on November 24, 1987 at Liber F2970, folio 1724; and

         WHEREAS, a First Amendment to the Limited Partnership Agreement and Certificate of Limited Partnership dated as of January 1, 1988 was recorded with the Maryland State Department of Assessments and Taxation on April 13, 1989 at Liber 3125, folio 2008, and a Second Amendment to the Limited Partnership Agreement and Certificate of Limited Partnership dated as of January 1, 1988 was recorded with the Maryland State Department of Assessments and Taxation on April 13, 1989 at Liber 3123, folio 0503, for the purposes recited therein; and

         WHEREAS, the current partners of the Partnership desire to again amend the Limited Partnership Agreement and Certificate of Limited Partnership as hereinafter set forth; and

         WHEREAS, Standard T. Klinefelter, in his capacity as trustee of the above-named trusts, warrants and represents that he has all necessary power and authority to bind the said trusts without necessity of signature by the other co-trustees named above.

         NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. There is hereby added to the Limited Partnership Agreement and Certificate of Limited Partnership a new Section 8.7, to follow the current
Section 8.6 and to read as follows:

                  "Section 8.7  Pledge of Partnership Interests

                  Anything in this Agreement to the contrary notwithstanding (including but not limited to the provisions of Sections 3.4, 3.5, 5.1, 5.2 and 5.3 hereof), the partnership interests of all of the partners (and all rights and interests related thereto) may be assigned in a single or in separate documents as collateral for a loan to the Partnership upon unanimous written consent of all then current partners and without further consent, filing or other action of any kind (unless otherwise required by applicable law, rule or regulation). The beneficiary of any such collateral assignment(s) shall be entitled to exercise any and all remedies available to it under its loan documents (including foreclosure on the partnership interests), by law or otherwise, free of any restrictions contained in this Agreement which might otherwise be applicable (including but not limited to Sections 3.4, 3.5, 5.1, 5.2 and 5.3) unless such restrictions are required by, and provided that in exercising such rights and remedies it complies with, applicable laws, rules and regulations."

         2. The Partnership Agreement is otherwise ratified and confirmed in all other respects; and if there are any conflicts between the terms of the Partnership Agreement and this Amendment, then and in such event this Amendment shall control.

         3. This instrument may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned persons have executed this Amendment as of the date and year first written above.

GENERAL PARTNER:

MERIDIAN HEALTHCARE, INC.               CLASS A LIMITED PARTNERS


By: /s/ Arnold I. Richman               /s/ Michael J. Batza, Jr.
    -----------------------------       ----------------------------------------
    Arnold I. Richman                   Michael J. Batza, Jr.
    Executive Vice President
                                        /s/ Edward A. Burchell
                                        ----------------------------------------
                                        Edward A. Burchell

                                        /s/ Earl L. Linehan
                                        ----------------------------------------
                                        Earl L. Linehan

                                        /s/ Roger C. Lipitz
                                        ----------------------------------------
                                        Roger C. Lipitz

                                        /s/ Arnold I. Richman
                                        ----------------------------------------
                                        Arnold I. Richman


                                        MNC ASSOCIATES '87 LIMITED PARTNERSHIP

                                        By: Meridian Healthcare, Inc.,
                                            General Partner

                                        By: /s/ Arnold I. Richman
                                            ------------------------------------
                                            Arnold I. Richman,
                                            Executive Vice President


                                        CLASS B LIMITED PARTNERS:

                                        /s/ Michael J. Batza, Jr.
                                        ----------------------------------------
                                        Michael J. Batza, Jr.

                                        /s/ Edward A. Burchell
                                        ----------------------------------------
                                        Edward A. Burchell

                                        /s/ Earl L. Linehan
                                        ----------------------------------------
                                        Earl L. Linehan

                                        /s/ Arnold I. Richman
                                        ----------------------------------------
                                        Arnold I. Richman


                                        BATZA CHILDREN TRUST

                                        By: /s/ Stanard T. Klinefelter,
                                            ------------------------------------
                                            Stanard T. Klinefelter,
                                            Trustee under a Trust
                                            Agreement dated June 11, 1986
                                            f/b/o Batza Children


                                        BURCHELL CHILDREN TRUST

                                        By: /s/ Stanard T. Klinefelter,
                                            ------------------------------------
                                            Stanard T. Klinefelter,
                                            Trustee under a Trust
                                            Agreement dated June 4, 1986
                                            f/b/o Burchell Children


                                        LINEHAN CHILDREN TRUST

                                        By: /s/ Stanard T. Klinefelter,
                                            ------------------------------------
                                            Stanard T. Klinefelter,
                                            Trustee under a Trust
                                            Agreement dated November 21, 1986
                                            f/b/o Linehan Children


                                        LIPITZ CHILDREN TRUST

                                        By: /s/ Stanard T. Klinefelter,
                                            ------------------------------------
                                            Stanard T. Klinefelter,
                                            Trustee under a Trust
                                            Agreement dated November 4, 1986
                                            f/b/o Lipitz Children


                                        RICHMAN CHILDREN TRUST

                                        By: /s/ Stanard T. Klinefelter,
                                            ------------------------------------
                                            Stanard T. Klinefelter,
                                            Trustee under a Trust
                                            Agreement dated August 1, 1986
                                            f/b/o Richman Children

                      BREVARD MERIDIAN LIMITED PARTNERSHIP

                             FOURTH AMENDMENT TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       AND
                         CERTIFICATE LIMITED PARTNERSHIP

         THIS FOURTH AMENDMENT to the Limited Partnership Agreement and Certificate of Limited Partnership is entered into effective as of this 30th day of November, 1993, by and among the undersigned persons designated as General Partners and Limited Partners, respectively.

                                WITNESSETH THAT:

         WHEREAS, Brevard Meridian Limited Partnership, a Maryland limited partnership (hereinafter referred to as the "Partnership"), was formed pursuant to a partnership agreement effective as of October 1, 1987, the certificate and agreement of which were recorded with the Maryland State Department of Assessments and Taxation on November 24, 1987 at Liber F2970, folio 1724 (hereinafter referred to as the "Partnership Agreement"); and

         WHEREAS, a First Amendment to the Limited Partnership Agreement and Certificate of Limited Partnership was recorded with the Maryland State Department of Assessments and Taxation on April 13, 1989 at Liber F3125, folio 2007; and

         WHEREAS, a Second Amendment to the Limited Partnership Agreement and Certificate of Limited Partnership was recorded with the Maryland State Department of Assessments and Taxation on April 13, 1989, at Liber F3123, folio 0502; and

         WHEREAS, pursuant to a Third Amendment to the Limited Partnership Agreement and Certificate of Limited Partnership was recorded with the Maryland State Department of Assessments and Taxation on January 24, 1992 at Liber 3391, folio 0136; and

         WHEREAS, Meridian Associates '87 Limited Partnership assigned its 5% limited partnership interest to Meridian Inc. ("MI") pursuant to an Assignment of Partnership Interests effective as of October 31, 1993; and

         WHEREAS, pursuant to a subsequent Assignment of Partnership Interests, the remaining limited partners assigned all of their partnership interests to MI; and

         WHEREAS, the parties to the Partnership Agreement desire to amend the Partnership Agreement to reflect changes in the composition and partnership interests of the Partnership and to correct the Partnership Agreement to reflect the understanding of the parties.

         NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Each of the undersigned limited partners has transferred and assigned, or caused the transfer and assignment of, their Partnership Interests to MI.

         2. Schedule I of the Partnership Agreement is amended to read as follows:

                      BREVARD MERIDIAN LIMITED PARTNERSHIP

                                   SCHEDULE I

                                                              Capital      Partnership
   Partner                           Status                Contributions    Interests
   -------                           ------                -------------   -----------
Meridian Healthcare, Inc.       General Partner               $    100       1.00%

Meridian Inc.                   Class A Limited Partner       $    350       49.5%

Meridian Inc.                   Class B Limited Partner       $     90       49.5%

         3. The Partnership Agreement is otherwise ratified and confirmed in all other respects. If there are any conflicts between the terms of the Partnership Agreement and this Amendment, then and in such event this Amendment shall control.

         4. This instrument may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned persons have executed this Agreement as of the date and year first written above.

GENERAL PARTNER:                        CLASS A LIMITED PARTNERS

MERIDIAN HEALTHCARE, INC.


By:      [XXXXXXXXXX]                   /s/ Michael J. Batza, Jr.
    -----------------------------       ----------------------------------------
                                        Michael J. Batza, Jr.

                                        /s/ Edward A. Burchell
                                        ----------------------------------------
                                        Edward A. Burchell

                                        /s/ Earl L. Linehan
                                        ----------------------------------------
                                        Earl L. Linehan

                                        /s/ Roger C. Lipitz
                                        ----------------------------------------
                                        Roger C. Lipitz

                                        /s/ Arnold I. Richman
                                        ----------------------------------------
                                        Arnold I. Richman

                                        MNC ASSOCIATES '87
                                        LIMITED PARTNERSHIP

                                        By: Meridian Healthcare, Inc.,
                                            General Partner

                                        By: /s/ XXXXXXXXXXXXXXX
                                           -------------------------------------

                                        CLASS B LIMITED PARTNERS:


                                        /s/ Edward A. Burchell
                                        ----------------------------------------
                                        Edward A. Burchell

                                        /s/ Michael J. Batza, Jr.
                                        ----------------------------------------
                                        Michael J. Batza, Jr.

                                        /s/ Earl L. Linehan
                                        ----------------------------------------
                                        Earl L. Linehan

                                        /s/ Arnold I. Richman
                                        ----------------------------------------
                                        Arnold I. Richman

                                        /s/ Stanard T. Klinefelter,
                                        ----------------------------------------
                                        Stanard T. Klinefelter,
                                        Trustee under a Trust
                                        Agreement dated June 11, 1986
                                        f/b/o Batza Children

                                        /s/ Stanard T. Klinefelter,
                                        ----------------------------------------
                                        Stanard T. Klinefelter,
                                        Trustee under a Trust
                                        Agreement dated June 4, 1986
                                        f/b/o Burchell Children

                                        /s/ Stanard T. Klinefelter,
                                        ----------------------------------------
                                        Stanard T. Klinefelter,
                                        Trustee under a Trust
                                        Agreement dated November 21, 1986,
                                        f/b/o Linehan Children

                                        /s/ Stanard T. Klinefelter,
                                        ----------------------------------------
                                        Stanard T. Klinefelter,
                                        Trustee under a Trust
                                        Agreement dated November 4, 1986,
                                        f/b/o Lipitz Children

                                        /s/ Stanard T. Klinefelter,
                                        ----------------------------------------
                                        Stanard T. Klinefelter,
                                        Trustee under a Trust
                                        Agreement dated August 1, 1986
                                        f/b/o Richman Children

               CERTIFIED COPY OF RESOLUTION OF BOARD OF DIRECTORS
                          FOR CHANGE OF REGISTRED AGENT

         Ira C. Gubernick do hereby certify that I am the duly elected, qualified and acting secretary of Brevard Meridian, L.P. a limited partnership formed and existing under the laws of the State of Maryland and that at a meeting of the partners of said partnership held on the 10th day of May, 1999, the following resolution was adopted, which said resolution remain in full force and effect.

         The name and address of the registered agent shall change from:

               Meradian Healthcare, Inc.
               515 Fairmount Ave., Suite 800
               Towson, MD 21204

               The Corporation Trust Incorporated
               300 E. Lombard Street
               Baltimore, MD 21202

                                                   [SEAL APPEARS HERE]


                                             /s/ Ira C. Gubernick
                                           -------------------------------------
                                           Ira C. Gubernick
                                           Secretary - Meridian Healthcare, Inc.


(CORPORATE SEAL)

[SEAL APPEARS HERE]

         I HEREBY CONSENT TO ACT AS RESIDENT AGENT IN MARYLAND OF THE ENTITY NAMED IN THE ATTACHED INSTRUMENT.

The Corporation Trust Incorporated

by:
    /s/ KORRI A. BEHLER
------------------------------
SIGNATURE

     KORRI A. BEHLER
Special Assistant Secretary

------------------------------
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